EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Yong Qiang Yang, President of Love International Group, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	the Form 10-Q of the Company for the nine-month period ended September 30, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2016	/s/ Yong Qiang Yang
Yong Qiang Yang President
(Principal Executive Officer)

[A signed original of this written statement required by Section 906 has been provided to Love International Group, Inc. and will be retained by Love International Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]